UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 8, 2016
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2016, Ford Motor Company (the “Company”) issued and sold $1,500,000,000 aggregate principal amount of 4.346% Notes due December 8, 2026 (the “2026 Notes”) and $1,300,000,000 aggregate principal amount of 5.291% Notes due December 8, 2046 (the “2046 Notes” and, together with the 2026 Notes, the “Notes”), pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-194060) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of Corey M. MacGillivray, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the Notes were registered.

Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed as part of this Report on Form 8-K.

Designation	Description	Method of Filing

Exhibit 5	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5)	Filed with this Report

*
Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 8, 2016	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5)	Filed with this Report